Subsequent events	9 Months Ended
Sep. 30, 2021
Subsequent events
Subsequent events

19. Subsequent events

On November 15, 2021, the Partnership paid a cash distribution of $0.3 million, or $0.01 per common unit, with respect to the three months ended September 30, 2021.

On November 15, 2021, the Partnership paid a distribution of $3.9 million, or $0.546875 per Series A preferred unit, for the period commencing on August 15, 2021 to November 14, 2021.

The commercial tranche of the Lampung facility was initially due on September 29, 2021. During the third quarter of 2021, the maturity date was deferred to January 14, 2022 and will be further deferred to March 29, 2022 if commitment letters and a term sheet for an Approved Refinancing are in place by December 29, 2021. The export credit tranche of the Lampung facility can be called if the commercial tranche is not refinanced. The ongoing refinancing of the Lampung credit facility, which had been scheduled to close by the end of the second quarter of 2021, is not yet completed due to the failure by the charterer to countersign certain customary documents related to the new credit facility. In addition, by letter dated July 13, 2021, the charterer raised certain issues in relation to the operations of the PGN FSRU Lampung and the LOM and by further letter dated July 27, 2021, stated that it would commence arbitration to declare the LOM null and void, and/or to terminate the LOM, and/or seek damages. On August 2, 2021 the charterer served a notice of arbitration (“NOA”) on PT HLNG. Although we believe the charterer’s position is without merit, these circumstances have left the Partnership exposed to having to arrange alternative refinancing. Such alternative refinancing is in progress. In November we received commitment letters and a term sheet for an Approved Refinancing from a group of lenders. We expect to complete this refinancing before the deferred maturity date, subject to certain required approvals by export credit tranche lenders, completing documentation and customary closing conditions. However, we are also continuing to pursue other potential alternative debt structures. The terms of the alternative refinancing, if we are successful in finalizing such refinancing, are likely to be less favourable than the terms of the originally agreed refinancing and the existing Lampung facility. No assurance can be given at this time as to the outcome of the dispute with the charterer of the PGN FSRU Lampung, or of the ongoing refinancing of the Lampung facility.

Notwithstanding the NOA, both parties have continued to perform their respective obligations under the LOM. PT HLNG has served a reply refuting the claims as baseless and without legal merit and has also served a counterclaim against the charterer for multiple breaches of the LOM. PT HLNG will take all necessary steps and will vigorously defend the charterer’s claims in the legal process.

In addition, we are at an advanced stage for the refinancing of the Neptune facility and the Cape Ann facility which mature and become payable by our Joint Ventures on November 30, 2021 and June 1, 2022, respectively. The loan agreement for the Neptune has been executed and it is expected that the loan agreement for the Cape Ann will be executed in December 2021 for this refinancing. Subject to customary closing conditions the refinancing of each of the Neptune and the Cape Ann is expected to be completed on or about the respective maturity dates of the existing debt facilities.

Should we be unable to refinance the Lampung facility or the Neptune and Cape Ann facilities or our other debt maturities on a timely basis or at all, we may not have sufficient funds or other assets to satisfy all our obligations, which would have a material adverse effect on our business, results of operations, financial condition and ability to make distributions to unitholders.

On November 1, 2021, Mr. Sveinung J. S. Støhle stepped down from his position as the Partnership's Chief Executive Officer in order to pursue an alternative career opportunity. The board of directors of the Partnership is undertaking a process to select a successor for the CEO position, and has appointed Håvard Furu, the Partnership's Chief Financial Officer, to also act as the Partnership's interim Chief Executive Officer while the board conducts its search.

For information on the Securities Class Actions, refer to Note 14.